10. Capital Stock	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
10. Capital Stock

On November 29, 2010, 15,000 shares of common stock were issued in an administrative error. In April 2011, the Company returned the stock certificate to the transfer agent for cancellation and returned the shares to the treasury. The issuance of these shares did not impact the weighted average number of common shares outstanding.

During 2012 the Company issued a total of 86,020,000 shares of common stock. 50,000,000 shares were issued in conjunction with the Property Option Agreement detailed in Note 6. The Company issued 36,000,000 shares in private placements for total proceeds of $35,633. These private placements were comprised of four corporations purchasing 3,000,000 shares each and six individuals who purchased 4,000,000 shares each. 20,000 shares were purchased by two investors exercising stock options of 10,000 each. See Note 8.